Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 9, 2022, is made by and among TOPBUILD CORP., a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.  Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, Bank of America, as Administrative Agent, Swing Line Lender and an L/C Issuer, and certain financial institutions from time to time party thereto, including the Lenders party hereto, have entered into that certain Amended and Restated Credit Agreement dated as of March 20, 2020 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 8, 2021, that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of  October 7, 2021 and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, as set forth herein; and

WHEREAS, the Administrative Agent, the L/C Issuers and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)the Credit Agreement (excluding the Schedules and Exhibits thereto (other than as set forth below)) is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex A attached hereto; and

(b)Exhibit A (Loan Notice) to the Credit Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex B attached hereto.

2.Outstanding Eurodollar Rate Loans.   The parties hereto agree that all Eurodollar Rate Loans outstanding under the Credit Agreement on the Amendment No. 3 Effective Date shall continue as Eurodollar Rate Loans (as defined in the Credit Agreement prior to the effectiveness of this Amendment) under the Credit Agreement solely for the remainder of the Interest Periods applicable thereto immediately prior to the effectiveness of this Amendment; it being understood that such Eurodollar Rate Loans and Interest Periods are not being renewed or extended as a result of this Amendment and, upon the expiration of such Interest Periods, such Eurodollar Rate Loans shall be converted to Term SOFR Loans  having a one-month Interest Period, unless such Eurodollar Rate Loans are terminated or repaid prior to the expiration thereof.

3.Effectiveness; Conditions Precedent.  The effectiveness of this Amendment shall be as of the date hereof upon each of the following conditions precedent having been satisfied or waived (the “Amendment No. 3 Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders; and

(b) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 11.04 of the Credit Agreement) estimated to date and invoiced at least two (2) Business Days prior to the Amendment No. 3 Effective Date shall have been or (concurrently herewith) will be, paid in full.

4.No Novation; Consent and Confirmation of the Guarantors.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.  Each of the Guarantors absolutely and unconditionally (a) confirms and ratifies all of its respective obligations pursuant to the Collateral Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby), (b) confirms the enforceability of such Collateral Documents and the Guaranty against such Guarantor in accordance with their respective terms and (c) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge any Guarantor’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

5.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects, except those representations and warranties that contain materiality qualifiers, which are true and correct in all respects, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b)Since December 31, 2021, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)This Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, enforceable against each such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

2

(d)No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

6.Entire Agreement.  This Amendment is a Loan Document.  This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

7.Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8.Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Each of the Loan Parties agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

9.Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.12, 11.14 and 11.15 of the Credit Agreement.

10.Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3

11.References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

12.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

[Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TOPBUILD CORP., a Delaware corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

GUARANTORS:

ADO PRODUCTS, LLC,
a Minnesota limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

AMERICAN COMMERCIAL INSULATION, LLC, a
Delaware limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

AMERICAN NATIONAL INSULATION,
INC., a Delaware corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

BUILDER PROCUREMENT SERVICES, LLC,
a Delaware limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

BUILDER SERVICES GROUP, INC.,
a Florida corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

SERVICE PARTNERS, LLC,
a Virginia limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

TOPBUILD HOME SERVICES, INC.,
a Delaware corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

TOPBUILD SUPPORT SERVICES, INC.,
a Delaware corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

DISTRIBUTION INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

IDEAL PRODUCTS OF AMERICA HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

DI SUPER HOLDINGS, INC.,
a Delaware limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

DISTRIBUTION INTERNATIONAL SOUTHWEST, INC.,
a Delaware limited liability company

By:	/s/ George Sellew
Name:	George Sellew
Title:	Treasurer

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Eric Truette
Name:	Eric Truette
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Cameron Cardozo
Name:	Cameron Cardozo
Title:	Senior Vice President

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Executive Director

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ryan Garr
Name:	Ryan Garr
Title:	Vice President

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Austin
Name:	David A. Austin
Title:	Senior Vice President

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/ s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dimitry Zagarsky
Name:	Dimitry Zagarsky
Title:	Duly Authorized Signatory

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sawyer Johnson
Name:	Sawyer Johnson
Title:	Assistant Vice President

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

REGIONS BANK,
as a Lender

By:	/s/ Tim Blakley
Name:	Tim Blakley
Title:	Managing Director

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

CITY NATIONAL BANK,
as a Lender

By:	/s/ Edward E. Wooten
Name:	Edward E. Wooten
Title:	SVP

TopBuild Corp.

Amendment No. 3 to Amended and Restated Credit Agreement

Signature Page

ANNEX A

to Amendment No. 3 to Amended and Restated Credit Agreement

Amended Credit Agreement

See attached.